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                                                                    EXHIBIT 10.8

                          Lighthouse Fast Ferry, Inc.
               Amendment to Senior Convertible Promissory Notes

Lighthouse Fast Ferry, Inc. ("Lighthouse") has entered into certain senior promissory notes dated as follows with the lenders listed below:

     March 2000

          The Orbiter Fund, Ltd.                           $    500,000
          The Viator Fund, Ltd.                                 500,000
          Capital Research Ltd.                                 110,000
                                                              ---------
          Total March Loans                                $  1,110,000

     June 2000

          Lance Offshore, Inc.                             $    500,000
          James Kelly                                           100,000
          Joseph Roselle                                        100,000
          Joseph Giamanco                                       300,000*
          Capital Research Ltd.                                  88,000
                                                              ---------
          Total July Loans                                 $  1,088,000

     October 2000

          Lancer Partners, L.P.                            $    300,000
          Lancer Offshore, Inc.                                 200,000
          Capital Research Ltd.                                  55,000
                                                              ---------
          Total October Loans                              $    555,000

          Total Senior Promissory Notes                    $  2,753,000
          *includes rollover of $200,000 note previously due

The maturity dates for the above notes are as follows:

        March 2000              December 10, 2000
        July 2000               January 14, 2001
        October 2000            January 30, 2001

It is the desire of the Management of Lighthouse to extend the maturity date of the above notes to June 30, 2001. As such the Lenders hereby extend the payment date of the principal under Item 4 - Term to June 30, 2001 in consideration of the following:

       The Company will issue the lenders a total of 1,376,500 shares of the Company's common stock without cost as consideration for providing this extension. The distribution will be one share for each $2.00 of outstanding loans and will be issued as follows:
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          Lancer Offshore, Inc.                  350,000
          The Orbiter Fund, Ltd.                 250,000
          The Viator Fund, Ltd.                  250,000
          Lancer Partners, L.P.                  150,000
          Joseph Giamanco                        150,000
          Capital Research Ltd.                  126,500
          James Kelly                             50,000
          Joseph Roselle                          50,000
                                               ---------
          Total Shares                         1,376,500

          Item 12 - Conversion is hereby amended to reduce the conversion price from $1.50 per share to $1.00 per share.

          Item 13 - Default As To Redemption is hereby amended as to Item A which relates to reduction of the conversion price upon a ninety day default. Upon a ninety day default, the conversion price is hereby reduced from $1.00 per share to $.75 per share.

Unless specified above, the terms and conditions of the above senior convertible promissory notes remain unchanged.

For negotiation and extension of this amendment, the Company hereby agrees to pay a fee to Capital Research Ltd. in the amount of $100,000 in the form of a senior convertible promissory note under the terms noted above which include an equity kicker of 50,000 shares of the Company's common stock.

On behalf of Lighthouse Fast Ferry, Inc.:

/s/                                    dated this December 4, 2000
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On behalf of Lancer Offshore, Inc.:

/s/                                    dated this December 5, 2000
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On behalf of The Orbiter Fund, Ltd.:

/s/                                    dated this December 5, 2000
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On behalf of The Viator Fund, Ltd.:

/s/                                    dated this December 5, 2000
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On behalf of Lancer Partners, L.P.:

/s/                                    dated this December 5, 2000
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On behalf of Joseph Giamanco:

/s/ Joseph Giamanco                    dated this December 8, 2000
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On behalf of Capital Research Ltd.:

_______________________________________dated this ________________

On behalf of James Kelly:

/s/ James Kelly                        dated this December 5, 2000
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On behalf of Joseph Roselle:

/s/ Joseph Roselle                     dated this December 6, 2000
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